================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2004

                               AVOCENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                       000-30575                  91-2032368
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                              4991 CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805
               (Address of Principal Executive Offices / Zip Code)

                                 (256) 430-4000
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events and Regulation FD Disclosures

      On March 29, 2004, Avocent Corporation publicly disseminated a press release announcing a definitive agreement whereby Avocent will acquire OSA
Technologies,  Inc.  subject  to the  approval  of the  OSA  Technologies,  Inc.
shareholders, continued due diligence, and certain conditions precedent to closing. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.3 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            99.3  Press Release dated March 29, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVOCENT CORPORATION

Dated: March 29, 2004                  By: /s/ Douglas E. Pritchett
                                           -------------------------------------
                                           Douglas E. Pritchett
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Document                                                           Page Nos.
--------                                                           --------

Press Release dated March 29, 2004...........................  Exhibit 99.3, 1-4